Exhibit 10.3 -- CLOSING STATEMENT

                         JOINT DISBURSEMENT INSTRUCTIONS
                           FOR CLOSING:  JUNE 22, 2006

     The undersigned do hereby:

     1. Acknowledge the acceptance of subscriptions from purchasers representing gross proceeds of $2,000,000 from the issuance of Convertible Debentures of HYPERDYNAMICS CORPORATION, a Delaware corporation (the "Company").
                                                                      -------

     2. Represent that all conditions precedent to closing of the Company's offering of the Convertible Debentures pursuant to the Securities Purchase Agreement have been satisfied or waived; and

     3. Agree that gross proceeds shall be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:


Gross Proceeds:  From Cornell Capital Partners, LP                  $2,000,000

Less:            Commitment Fee (9% of Gross Proceeds) to            ($180,000)
                 Yorkville Advisors, LLC

                 Structuring Fee to Yorkville Advisors, LLC           ($15,000)

                 Due Diligence Fee to Yorkville Advisors, LLC          ($5,000)

Sub-Total:                                                          $1,800,000

Disbursements:


Net Proceeds:    Net Proceeds Payable to the Company                $1,800,000



                        [SIGNATURE PAGE IMMEDIATELY TO FOLLOW]


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HYPERDYNAMICS CORPORATION                      CORNELL CAPITAL PARTNERS, LP

                                               By:      Yorkville Advisors, LLC
                                               Its:     General Partner

By: /s/ Kent P. Watts                          By:  /s/ Mark Amgelo
Name:   Kent P. Watts                          Name:    Mark Angelo
Title:  President and Chief Executive Officer  Its:     Portfolio Manager